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                                                               EXHIBIT 10.9



              CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN
               PORTIONS OF THIS DOCUMENT. SUCH PORTIONS HAVE BEEN
            REDACTED AND MARKED WITH ASTERISKS (**). THE NON-REDACTED
                  VERSION OF THIS DOCUMENT HAS BEEN SENT TO THE
                 SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                   AN APPLICATION FOR CONFIDENTIAL TREATMENT.

                               AMENDMENT NO. 1 TO
                                LICENSE AGREEMENT

Pursuant to Section 15.2 of the License Agreement dated as of April 15, 1999 between Pharmaceutical Applications Associates LLC, C. Donald Williams, M.D., C.G.P., Robert Murdock, R.Ph. and PRAECIS PHARMACEUTICALS INCORPORATED (the "Agreement"), the parties hereto, intending to be legally bound, hereby agree as follows:

Section 4.6 of the Agreement is hereby amended in its entirety to read as follows:

                  4.6 In the event that Licensee elects, in its sole discretion, to initiate a Phase III study of the Licensed Product, Licensee shall pay to PAA the sum of *** dollars ($***) within sixty (60) days of the treatment of the first patient.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

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                  IN WITNESS WHEREOF, the parties have duly executed this
Amendment No. 1 to the Agreement as of this 25th day of August, 2000.

                                    PRAECIS PHARMACEUTICALS INCORPORATED

                                    /s/     Marc A. Silver
                                    ------------------------------------------
                                    Marc A. Silver

                                    Vice President of Corporate Development

                                    PHARMACEUTICAL APPLICATIONS ASSOCIATES LLC

                                    By /s/ C. Donald Williams, M.D., C.G.P.
                                    ------------------------------------------
                                    Name:  C. Donald Williams, M.D., C.G.P.
                                    Title:    President